SPECTRA FUND

  Supplement dated September 17, 1997 to the Prospectus dated February 28, 1997

The following supplements the section entitled "How to Sell Shares" on pages 5-6 of the Prospectus:

     Exchange Privilege

     Shareholders may exchange shares of the Fund for shares of Alger Money Market Portfolio of The Alger Fund (the "Portfolio"), and Portfolio shares acquired in such exchanges, together with Portfolio shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of the Fund. These exchanges will be effected at the respective net asset values of Fund and Portfolio shares next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. Shares of the Portfolio received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for Portfolio shares, an investor should carefully read a prospectus describing the Portfolio. To obtain a prospectus and more information about such exchanges, please call (800) 711-6141. The Fund reserves the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.

     For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.